[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

SIXTH AMENDMENT

TO

TURN KEY DATACENTER LEASE

THIS SIXTH AMENDMENT TO TURN KEY DATACENTER LEASE (this “Amendment”) is made and entered into as of the latest date of execution as shown on the signature page hereof (the “6A Effective Date”), by and between GIP WAKEFIELD, LLC, a Delaware limited liability company (“Landlord”), and CARBONITE, INC., a Delaware corporation (“Tenant”).

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Original Premises:	Approximately 3,100 square feet of area on the [*] floor of the Building (Suite [*]), caged as shown on Exhibit “A” attached to the Original TKD Lease. The Original Premises are used for datacenter purposes and were leased pursuant to the Original TKD Lease.

	Additional Premises:	i) Approximately 1,094 square feet of area on the [*] ([*]) floor of the Building (Suite [*]), as shown on Exhibit “A”, Second Amendment, dated March 31, 2012 (the “2A Expansion Premises”); and ii) approximately 855 square feet of area on the [*] ([*]) floor of the Building (Suite [*]), as shown on Exhibit “A”, Fourth Amendment, dated February 14, 2013 (the “4A Expansion Premises”). The Additional Premises are used for datacenter purposes and were leased pursuant to the Second Amendment and the Fourth Amendment.

	Original OS Tenant Space:	Approximately 420 rentable square feet in Suite [*] as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider. The Original OS Tenant Space is used for office purposes and was leased pursuant to the Office Space Rider.

	Additional OS Tenant Space:	Approximately 490 square feet of area on the [*] ([*]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Additional OS Tenant Space is used for office purposes and was leased pursuant to the Third Amendment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Relocation Additional OS Tenant Space:	Approximately 1,075 square feet on the [*] ([*]) floor of the Building, as shown on Exhibit “A”, Fifth Amendment dated February 6, 2014.

	POP Tenant Space:	POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider.

POP Pathway: As shown on Exhibit “C” to the Original TKD Lease.

	Storage Space:	Approximately 950 square feet of area on the [*] ([*]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Storage Space is used for storage purposes and was leased pursuant to the Third Amendment.

LEASE DATA:	Date of Datacenter Lease:	June 3, 2011

	Date of Office Space Rider:	June 3, 2011

	Date of POP Room Rider:	June 3, 2011

	Commencement Date of Lease:	August 1, 2011

Previous Lease Amendments:

i) First Amendment to Datacenter Lease dated as of September 15, 2011 (“1A”)

ii) Second Amendment to Datacenter Lease dated March 31, 2012 (“2A”)

iii) Third Amendment to Datacenter Lease dated June 11, 2012 (“3A”)

iv) Fourth Amendment to Datacenter Lease dated February 14, 2013 (“4A”)

v) Fifth Amendment to Datacenter Lease dated February 6, 2014 (“5A”)

	Termination Date:	September 30, 2015 (co-terminus with the term of the Lease with respect to the Existing Premises)

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W I T N E S S E T H:

WHEREAS, Landlord and Tenant have heretofore entered into that certain Turn Key Datacenter Lease having an effective date of June 3, 2011 (the “Original TKD Lease”) covering approximately 3,100 square feet (the “Original Premises”) in the Datacenter in that certain building located at 200 Quannapowitt Parkway, Wakefield, Massachusetts (the “Building”); The Original TKD Lease, the Office Space Rider, the POP Room Rider, 1A, 2A, 3A, 4A and 5A, shall be referred to herein, collectively, as the “Lease”);

WHEREAS, each capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and

WHEREAS, Landlord and Tenant desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.

NOW, THEREFORE, for and in consideration of the covenants set forth herein and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1. Premises. Currently, the Premises consists of the Original Premises, the 2A Expansion Premises and the 4A Expansion Premises only. Commencing on the 6A Commencement Date (as hereinafter defined) and continuing through the remaining Initial Term of the Lease, the Premises are hereby (subject to the terms hereof) expanded to include:

A. An additional 867 square feet of area in Suite [*] of the Building (the “6A Expansion Premises-A”) as set forth on Exhibit “A-6A-1”, attached hereto;

B. An additional 1,923 square feet of area in Suite [*] of the Building (the “6A Expansion Premises-B”) as set forth on Exhibit “A-6A-2”, attached hereto; and

C. An additional 456 square feet of area in Suite [*] of the Building (the “6A Expansion Premises-C”; together with the 6A Expansion Premises-A and the 6A Expansion Premises-B, collectively, the “6A Expansion Premises”) as set forth on Exhibit “A-6A-2”, attached hereto.

D. Total Premises and Datacenter. Accordingly, notwithstanding anything in the Lease to the contrary, effective as of the 6A Commencement Date:

(i) except as expressly set forth in this Amendment, all references to the “Premises” and “Datacenter” under the Lease as amended hereby shall mean and refer to the following:

Premises:	Approximately 3,100 square feet of area (the “Original Premises”) in the Datacenter, caged as set forth on Exhibit “A” attached to the Original TKD Lease;

Approximately 1,094 square feet of area (the “2A Expansion Premises”) in the Datacenter, caged as set forth on Exhibit “A” attached to 2A;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Approximately 855 square feet of area (the “4A Expansion Premises”) in the Datacenter, caged as set forth on Exhibit “A” attached to 4A;

Approximately 867 square feet of area (the “6A Expansion Premises-A”) in the Datacenter, caged as set forth on Exhibit “A-6A-1” attached hereto; the 6A Expansion Premises-A together with the Original Premises, the 2A Expansion Premises and the 4A Expansion Premises, shall be referred to collectively, as the “Suite [*] Premises”;

Approximately 1,923 square feet of area (the “6A Expansion Premises-B”) in the Datacenter, caged as set forth on Exhibit “A-6A-2” attached hereto; and

Approximately 456 square feet of area (the “6A Expansion Premises-C”) in the Datacenter, caged as set forth on Exhibit “A-6A-2” attached hereto; the 6A Expansion Premises-C together with the 6A Expansion Premises-B, shall be referred to collectively, as the “Suite [*] Premises”.

Datacenter:

As it relates to the Original Premises, the 2A Expansion Premises, the 4A Expansion Premises and the 6A Expansion Premises-A, the Datacenter shall mean and refer to Suite [*] in the Building (the “Suite [*] Datacenter”);

As it relates to the 6A Expansion Premises-B and the 6A Expansion Premises-C, the Datacenter shall mean and refer to Suite [*] in the Building (the “Suite [*] Datacenter”).

(ii) Exhibit “A” to the Lease, Exhibit “A” to 2A, and Exhibit “A” to 4A are hereby supplemented with Exhibit “A-6A-1” and Exhibit “A-6A-2”, attached hereto, and all references in the Lease to Exhibit “A” are (subject to the terms hereof) hereby deemed to include references to Exhibit “A” to 2A, Exhibit “A” to 4A, Exhibit “A-6A-1” and Exhibit “A-6A-2”, collectively, or individually as required by context.

E. Condition of 6A Expansion Premises. Tenant has inspected the 6A Expansion Premises and, as of the 6A Commencement Date, Tenant agrees to accept the 6A Expansion Premises in its “AS IS” condition. Tenant acknowledges and agrees that (i) except as specifically set forth in the Lease, no representation or warranty (express or implied) has been made by Landlord as to the condition of the 6A Expansion Premises or its suitability or fitness for the conduct of the Permitted Use, its business or for any other purpose, and (ii) except as specifically set forth in the Lease or this Amendment, Landlord shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the 6A Expansion Premises.

2. Pathway.

A. 6A Pathway. Currently, the Pathway consists of the Pathway as described in the Original TKD Lease (the “Original Pathway”) and the Additional Pathway described in 1A (the “1A Pathway”). Effective as of the 6A Commencement Date, and subject to the terms hereof, the Pathway is hereby expanded to include one (1) Maxcell sleeve (i) from the 6A Expansion Premises-B to the SPOP (the “6A Pathway-B”), (ii) from the 6A Expansion Premises-B to the 6A Expansion Premises-C (the “6A Pathway-BC”), and (iii) from the 6A Expansion Premises-C to the PPOP (the “6A Pathway-C”; together with the 6A Pathway-B and the 6A Pathway-BC, collectively, the “6A Pathway”).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B. Total Pathway. Accordingly, notwithstanding anything in the Lease to the contrary, effective as of the 6A Commencement Date, and continuing through the Initial Term of the Lease, all references to Pathway under the Lease as amended hereby shall mean and refer to the following:

Pathway:

The Original Pathway as described on Exhibit “C” to the Original TKD Lease,

the 1A Pathway as depicted on Exhibit “A” to 1A; and

the 6A Pathway described in Section 2.A.of this Amendment

The Original Pathway, 1A Pathway and 6A Pathway shall be referred to, collectively, as the “Pathway”

3. Extension Options.

A. 6A Expansion Premises-A. Section 2.3 of the Lease, granting Tenant certain Extension Options, shall apply in its entirety to the 6A Expansion Premises-A. Tenant’s right to exercise any Extension Option with respect to the Suite [*] Premises shall not be conditioned upon Tenant’s exercise of any Extension Option with respect to the 6A Expansion Premises-B (as set forth below).

B. 6A Expansion Premises-B.

(i) Except as otherwise expressly provided herein, and conditioned upon Tenant’s exercise of the First Extension Option with respect to the Suite [*] Premises, Section 2.3 of the Lease shall apply only to that portion of the 6A Expansion Premises-B, that has been reduced by three (3) rows (approximately fifty-two (52) cabinets), as depicted on the attached Exhibit “A-6A-2” (the “Premises-B Option Space”). Tenant shall have two (2) options of three (3) months each (the “Premises-B Options”; each individually, a “Premises-B Option”) to extend the term of the Lease as to the Premises-B Option Space only (the “Premises-B Option Term”), upon the same terms and conditions as pertain to the Suite [*] Premises, including the then applicable rate for kW. During any Premises-B Option Term, Landlord shall furnish 120 total kW to the Premises-B Option Space and the Tenant’s Electricity Consumption Threshold shall be increased accordingly thereby. Tenant shall have no right to extend the Term as to any other part of the 6A Expansion Premises-B.

(ii) Tenant may exercise each Premises-B Option by delivering written notice thereof to Landlord which notice must be received at least forty-five (45) days prior to the then applicable expiration date of the Premises-B Option Term, specifying that Tenant is irrevocably exercising its then applicable Premises-B Option. In the event that Tenant shall fail to deliver such notice within the applicable time period specified herein for the delivery thereof, time being of the essence, at the election of Landlord, Tenant shall be deemed to have forever waived and relinquished such Premises-B Option, and any other and further options or rights to renew or extend the Premises-B Option Term shall terminate and shall be of no further force or effect. Tenant shall have the right to exercise each Premises-B Option only with respect to the

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entire Premises-B Option Space. If Tenant duly exercises a Premises-B Option, Landlord and Tenant shall execute an amendment reflecting such exercise. Notwithstanding anything to the contrary in the Lease or herein, any attempted exercise by Tenant of a Premises-B Option shall, at the election of Landlord, be invalid, ineffective, and of no force or effect if, on the date on which Tenant delivers notice of exercise of such option, or on the date on which such Premises-B Option is scheduled to commence, either (i) there shall be an uncured Event of Default by Tenant under the Lease, or (ii) the Lease is no longer in full force or effect.

C. 6A Expansion Premises-C. Notwithstanding anything in the Lease to the contrary, as amended hereby, Section 2.3 of the Lease shall not apply to the 6A Expansion Premises-C and nothing contained herein shall be construed as granting Tenant any right to extend the term of the Lease with respect to such premises.

D. 6A Pathway. Notwithstanding anything in the Lease to the contrary, as amended hereby, Section 2.3 of the Lease shall not apply to the 6A Pathway and nothing contained herein shall be construed as granting Tenant any right to extend the term of the Lease with respect to the 6A Pathway, except in the event Tenant exercises a Premises-B Option for the Premises-B Option Space, Tenant may retain the 6A Pathway-B in connection therewith.

4. 6A Commencement Date; Delivery; Early Access.

A. Defined Terms. As used herein:

“6A Commencement Date” shall mean and refer to December 1, 2014.

“6A Early Access” shall mean and refer to Tenant’s ability, subject to the terms of Section 4.B of this Amendment, to enter the applicable 6A Expansion Premises, prior to the 6A Commencement Date, for the purposes of inspecting same and for performing Tenant Work.

“6A Early Access Date” shall mean and refer to:

(a) as it relates to the 6A Expansion Premises-A, the date upon which Landlord delivers to Tenant written notice that the 6A Expansion Premises-A Installations have been completed;

(b) as it relates to the Suite [*] Premises, the date upon which Landlord delivers written notice to Tenant that the 6A Expansion Premises-B Installations, the 6A Expansion Premises-C Installations, and the 6A Pathway Installations have been completed.

“6A Early Access Period” shall mean and refer to the period between the applicable 6A Early Access Date and the 6A Commencement Date.

“Tenant Work” shall mean and refer to all installations in the 6A Expansion Premises, including the installation of Tenant’s Personal Property.

B. Delivery; Early Access. Landlord and Tenant acknowledge and agree that, by virtue of the occurrence of the 6A Commencement Date, Landlord shall be deemed to have delivered the 6A Expansion Premises to Tenant, and Tenant shall be deemed to have accepted the same. Notwithstanding the foregoing, Landlord agrees, subject to the terms and conditions of this Section 4.B, to permit Tenant and the other Tenant Parties to have 6A Early Access in the applicable 6A Expansion Premises, on and after the applicable 6A Early Access Date. Any such permission shall constitute a license only, conditioned upon Tenant and

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Tenant’s contractors’ obtaining Landlord’s prior written consent (not to be unreasonably withheld) with regard to each item of Tenant Work that any of such parties desire to undertake during the 6A Early Access Period. Tenant’s 6A Early Access shall be subject to (and, during such period, Tenant must comply with) all of the terms and provisions of the Lease, excepting only the payment of Base Rent, provided, however, Tenant shall be responsible for Tenant’s Utility Payment (as hereinafter defined), if any, incurred during the 6A Early Access Period.

5. 6A Expansion Premises Electricity Consumption Threshold and Service Levels.

A. 6A Additional Power. Currently, Landlord is obligated to furnish 665 total kW to the Original Premises, the 2A Expansion Premises and the 4A Expansion Premises. Effective as of the 6A Commencement Date, Landlord shall furnish to the 6A Expansion Premises, and the Tenant’s Electricity Consumption Threshold for the 6A Expansion Premises (the “6A Additional Power”) shall be as follows:

i. 190 total kW to the 6A Expansion Premises-A;

ii. 310 total kW to the 6A Expansion Premises-B; and

iii. 90 total kW to the 6A Expansion Premises-C.

B. Service Levels. Currently, Landlord’s service level obligations are set forth in Exhibit “F” to the Original TKD Lease. Effective as of the 6A Commencement Date, Table A and Section 1 of Exhibit “F” to the Original TKD Lease are hereby deleted and replaced with Table A-140, Table A-220 and Section 1 contained on Exhibit “F-6A” attached hereto. Accordingly, all references in the Lease to Table A of Exhibit “F” are hereby deemed to be references to (i) Table A-140, as they relate to the Suite [*] Premises, and (ii) Table A-220, as they relate to the Suite [*] Premises. Furthermore, all references in the Lease to Section 1 of Exhibit “F” are hereby deemed to be references to Section 1 of Exhibit “F-6A”.

C. Services Levels and Remedies Apply Independently to Cages. Landlord and Tenant acknowledge and agree that, Premises located in the Suite [*] Datacenter and the Suite [*] Datacenter are served by diverse infrastructure. Thus, an Interruption of Landlord’s Essential Services may affect either, but not both, of such Datacenter suites. In the event that an Interruption of Landlord’s Essential Services affects one, but not another, of the Datacenter suites, the Outage Credits and/or termination rights to which Tenant is entitled under Exhibit “F” to the Original TKD Lease shall apply only to the Premises located in the Datacenter suite affected by such Interruption of Landlord’s Essential Services. For example, if an Interruption of Landlord’s Essential Services affects the Premises in the Suite [*] Datacenter but does not affect the Premises in the Suite [*] Datacenter, then the Outage Credits to which Tenant is entitled shall be based upon the Base Rent for the Premises located in the Suite [*] Datacenter only.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Base Rent and Utility Payment.

A. 6A Expansion Premises. In connection with the expansion of the Premises to include the 6A Expansion Premises, effective as of the 6A Effective Date, Tenant’s Base Rent is hereby increased as follows:

6A Expansion Premises-A:

Initial Term:

$[*]per month for the period commencing on the 6A Commencement Date through July 31, 2015

$[*]per month for the period August 1, 2015 through September 30, 2015

First Extension Term:

$[*] per month for the period October 1, 2015 through July 31, 2016

$[*] per month for the period August 1, 2016 through July 31, 2017

$[*] per month for the period August 1, 2017 through July 31, 2018

$[*] per month for the period August 1, 2018 through September 30, 2018

Second Extension Term:

$[*] per month for the period October 1, 2018 through July 31, 2019

$[*] per month for the period August 1, 2019 through July 31, 2020

$[*] per month for the period August 1, 2020 through July 31, 2021

$[*] per month for the period August 1, 2021 through September 30, 2021

Third Extension Term:

See Section 2.3.3 of the Original TKD Lease

Fourth Extension Term:

See Section 2.3.3 of the Original TKD Lease

One Year Extension Term:

See Section 2.3.3 of the Original TKD Lease

6A Expansion Premises-B and 6A Expansion Premises-C:	$[*] per month for the period commencing on the 6A Commencement Date through September 30, 2015

B. Tenant’s Utility Payment. Currently, Tenant pays for all electricity and/or other utilities (e.g., chilled water) serving, provided to and/or used in, or for, the Tenant Space pursuant to Section 3.5 of the Original TKD Lease. Notwithstanding anything in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lease to the contrary, effective as of, and from and after, the 6A Effective Date, the amount Tenant shall pay on a monthly basis for all electricity and/or other utilities (e.g., chilled water) serving, provided to and/or used in, or for, the Tenant Space (the “Tenant’s Utility Payment”) shall be equal to Tenant’s Separately Metered Utility Payment multiplied by [*] (i.e., [*] of the actual amount of Tenant’s Separately Metered Utility Payment, plus an amount equal to [*] of Tenant’s Separately Metered Utility Payment to account for Tenant’s share of mechanical load/shared infrastructure costs).

7. Tenant’s Proportionate Share. Tenant’s Proportionate Share with respect to the 6A Expansion Premises-A shall be [*]. For the avoidance of doubt, the 6A Expansion Premises-B and 6A Expansion Premises-C shall not considered in the calculation of the total Tenant’s Proportionate Share.

8. No Further Expansion Rights. Landlord and Tenant acknowledge and agree that by entering into this Amendment, Tenant is acquiring all remaining built inventory in the Building as of the 6A Effective Date. Accordingly, notwithstanding anything in the Lease to the contrary, effective as of, and from and after, the 6A Effective Date, Section 1.7 of the Original TKD Lease is hereby deleted in its entirety and Tenant shall have no further expansion rights in the Building.

9. Estoppel. Tenant hereby (i) confirms and ratifies the Lease, as amended hereby, (ii) acknowledges that, to the best of Tenant’s actual knowledge, Landlord is not in default under the Lease as of the date this Amendment is executed by Tenant, and (iii) confirms that, to the best of Tenant’s actual knowledge, as of the date this Amendment is executed by Tenant, Landlord has no outstanding obligations with respect to the Tenant Space and/or under the Lease that would, with the passage of time, the giving of notice, or both, result in Landlord being in default under the Lease.

10. Commissions. Landlord and Tenant represent to the other that it has dealt with no broker, agent or other person in connection with this Amendment, other than Paul Adams on behalf of Landlord, and that no other broker, agent or other person brought about this Amendment. Landlord and Tenant shall indemnify and hold the other harmless from and against any and all claims, losses, costs or expenses (including reasonable attorneys’ fees and expenses) by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to the transaction contemplated by this Amendment. The provisions of this paragraph shall survive the expiration of the Term of the Lease or any renewal or extension thereof.

11. Confidentiality. Each party agrees that (a) the terms and provisions of this Amendment are confidential and constitute proprietary information of the parties; and (b) as such, the terms and provisions of this Amendment are, and shall be, subject to the terms of Section 17.19 of the Original TKD Lease.

12. Miscellaneous.

A. In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern. In that connection, the Lease is hereby amended as and where necessary to give effect to the express terms of this Amendment.

B. Except as amended by this Amendment, the terms of the Lease are hereby ratified by Landlord and Tenant, and shall remain in full force and effect.

C. This Amendment shall become effective only upon execution and delivery by both Landlord and Tenant.

D. This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Landlord and Tenant agree that the delivery of an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 6A Effective Date.

LANDLORD:

GIP WAKEFIELD, LLC,
a Delaware limited liability company

By:	GIP Wakefield Holding Company, LLC, its manager

	By:	Digital Realty Trust, L. P., its manager

		By:	Digital Realty Trust, Inc., its general partner

			By:	/s/ Jeff Tapley
			Name:	Jeff Tapley
			Title:	Vice President

Date: September 30, 2014

TENANT:

CARBONITE, INC.,
a Delaware corporation

By:	/s/ Anthony Folger
Name:	Anthony Folger
Title:	CFO

Date: September 30, 2014

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A-6A-1”

DEPICTION OF 6A EXPANSION PREMISES-A

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A-6A-2”

DEPICTION OF 6A EXPANSION PREMISES-B,

6A EXPANSION PREMISES-C and PREMISES-B OPTION SPACE

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “E-6A”

6A LANDLORD’S INSTALLATIONS

A. Subject to the terms of Section 4.B of this Amendment Landlord will cause, at Tenant’s sole cost and expense, the installation of the following:

1. With respect to the 6A Pathway (the “6A Pathway Installations”):

•	One (1) Maxcell sleeve from 6A Expansion Premises-B to the SPOP

•	One (1) Maxcell sleeve from 6A Expansion Premises-B to 6A Expansion Premises-C

•	One (1) Maxcell sleeve from 6A Expansion Premises-C to the PPOP

2. With respect to the 6A Expansion Premises-A (the “6A Expansion Premises-A Installations”):

•	Cage walls substantially in the layout depicted on Exhibit “A-6A-1”

•	Starline Busway system

•	Electrical work to support 238 circuits

•	Relocation of existing door for egress

3. With respect to the 6A Expansion Premises-B (the “6A Expansion Premises-B Installations”):

•	Cage walls substantially in the layout depicted on Exhibit “A-6A-2”

•	16 power panels within the cage

•	Electrical work to support 178 circuits

•	One out-swinging cage door into the 6A Expansion Premises-B with key card access

•	One out-swinging cage door into the 6A Expansion Premises-B for egress

4. With respect to the 6A Expansion Premises-C (the “6A Expansion Premises-C Installations”):

•	Cage walls substantially in the layout depicted on Exhibit “A-6A-2”

•	Electrical work to support 44 circuits

•	One out-swinging cage door into the 6A Expansion Premises-C with key card access

•	One out-swinging cage door into the 6A Expansion Premises-C for egress

The 6A Pathway Installations, the 6A Expansion Premises-A Installations, the 6A Expansion Premises-B Installations, and the 6A Expansion Premises-C Installations shall be referred to, collectively, as the “6A Landlord’s Installations”.

B. Tenant shall pay to Landlord an amount equal to the sum of the actual costs incurred by Landlord (“6A Landlord’s Installations Actual Costs”) in order to perform and otherwise complete the 6A Landlord’s Installations, plus [*] percent ([*]%) of such costs (such sum, the “6A Installation Fee”), upon ten (10) days after invoice from Landlord for same. Landlord and Tenant acknowledge that such 6A Installation Fee represents partial remuneration to Landlord in consideration of the costs incurred by Landlord in connection with the 6A Landlord’s Installations.

EXHIBIT “F-6A”

SERVICE LEVEL

Landlord shall provide the following:

Table A-140

1.	Electricity Consumption Threshold:	855 total kW.

2.	Target Battery Capacity:	Six (6) minutes.

3.	Back-Up Power Specifications:	2 MW Building generator configures as N + 1 supplies back-up power for the Premises.

4.	HVAC Specifications.

	(a) Target Temperature Range:	Average temperature of the Premises, measured at the return air vents in the Premises, between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

	(b) Target Humidity Range:	Average relative humidity of the Premises, measured at the return air vents in the Premises, between 35% and 55%.

Table A-220

1.	Electricity Consumption Threshold:	As it relates to 6A Expansion Premises-B: 310 total kW. As it relates to 6A Expansion Premises-C: 90 total kW.

2.	Target Battery Capacity:	Six (6) minutes.

3.	Back-Up Power Specifications:	2 MW Building generator configures as N + 1 supplies back-up power for the Premises.

4.	HVAC Specifications.

	(a) Target Temperature Range:	Average temperature of the Premises, measured below the raised floor between 59 degrees Fahrenheit and 90 degrees Fahrenheit.

	(b) Target Humidity Range:	Average relative humidity of the Premises, measured below the raised floor, between 20% and 80% relative humidity and 62.6 degrees Fahrenheit dew-point.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Level - Terms.

1. Landlord’s Essential Services.

A. Electricity. Landlord shall furnish electricity to (i) the Suite [*] Premises in accordance with the specification set forth in Item 1 of Table A-140, above, and (ii) to the Suite [*] Premises in accordance with the specifications set forth in Item 1 of Table A-220, above. The obligation of Landlord to provide electricity to the Premises shall be subject to the rules, regulations and requirements of the supplier of such electricity and of any governmental authorities regulating providers of electricity and shall be limited, except as expressly set forth in the next sentence, to providing power sufficient to meet the Electricity Consumption Threshold. In addition, Landlord shall furnish back-up power for the Premises sufficient to meet the Back-Up Power Specifications, at all times except during maintenance operations and Force Majeure events. Except for the Back-Up Power Specifications, Landlord shall have no obligation to provide emergency, supplemental or back-up power systems for use in the Premises, or otherwise in, or for, the Tenant Space.

B. HVAC. Landlord shall furnish HVAC to (i) the Suite [*] Premises sufficient to cause the average temperature and humidity in the Suite [*] Datacenter (measured at the return air vents in the Suite [*] Datacenter) to meet the specifications set forth in Item 4 of Table A-140, above, and (ii) to the Suite [*] Premises sufficient to cause the average temperature and humidity in the Suite [*] Datacenter (measured below the raised floor in the Suite [*] Datacenter) to meet the specifications set forth in Item 4 of Table A-220, above. The obligation of Landlord to provide HVAC to the Premises shall be limited to providing HVAC sufficient to meet the HVAC Specifications.